UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2011

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, 17th Floor, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Weight Watchers International, Inc. has appointed Mr. Bruce Rosengarten as its President, Asia Pacific effective as of December 5, 2011. As part of Mr. Rosengarten’s appointment to serve as the Company’s President, Asia Pacific, Ms. Melanie Stubbing, currently the Company’s President, International, will assume the role of President, Europe for the Company effective December 5, 2011.

On December 2, 2011, the Company issued a press release announcing the appointment of Mr. Rosengarten. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release dated December 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: December 5, 2011	By:	/s/ Jeffrey A. Fiarman
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

99.1	Press Release dated December 2, 2011.